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                                                                    EXHIBIT 10.5

                     AMENDMENT TO THE IMCO RECYCLING INC.
                            1992 STOCK OPTION PLAN
(As previously amended December 15, 1994, February 28, 1996, February 25, 1997,
               May 13, 1997, May 13, 1998 and October 20, 1999)


     This Amendment (the "Amendment") to the IMCO Recycling Inc. 1992 Stock Option Plan, as previously amended December 15, 1994, February 28, 1996, February 25, 1997, May 13, 1997, May 13, 1998 and October 20, 1999 (the "Plan"),
is hereby made, effective as of the 12th day of February, 2001. Except as expressly amended or modified by this Amendment, the terms of the Plan are hereby ratified and confirmed and shall remain in full force and effect for all purposes. Any capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them as set forth in the Plan.

                                   AMENDMENT
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1.   Section 4.2 of the Plan is hereby deleted in its entirety and a new Section
4.2 is adopted and substituted in lieu thereof, to read as follows:

     "4.2 GRANT OF STOCK OPTIONS. Effective as of the date that a non-employee director of the Company is initially elected or appointed to the Board, the Company shall grant to such non-employee director a Nonqualified Stock Option to purchase eight thousand (8,000) shares of Common Stock. In addition, on the date of each annual meeting of the stockholders of the Company during the term of this Plan, the Company to shall grant each incumbent non-employee director of the Company a Non-Qualified Stock Option to purchase four thousand (4,000) shares of Common Stock. Each grant of Nonqualified Stock Options under this Article IV shall be evidenced by a stock option agreement setting forth the number of shares subject to the Nonqualified Stock Option, the option exercise price, the term of the Nonqualified Stock Option and such other terms and provisions as are consistent with the Plan. The number of shares underlying the Stock Options to be granted to non-employee directors under this Section 4.2 shall be subject in all respects to the capital adjustment provisions of this Plan contained in Article XII hereof."

2.   Section 4.4 of the Plan is hereby deleted in its entirety and a new Section
4.2 is adopted and substituted in lieu thereof, to read as follows:

     "4.4  OPTION PERIOD. All Nonqualified Stock Options granted under this
     Article IV shall automatically vest and be exercisable in full after the expiration of six months after the Date of Grant. The period during which a Nonqualified Stock Option granted under this Article IV may be exercised shall expire ten (10) years from the Date of Grant, unless sooner terminated pursuant to Article VIII. No Nonqualified Stock Option granted under this Article IV may be exercised at any time after its term."
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3.   The second sentence of Article XVI is hereby deleted in its entirety and substituted in lieu thereof is the following:

     "Notwithstanding the amendments of this Plan effective as of December 15, 1994, February 28, 1996, February 25, 1997, May 13, 1997, May 13, 1998,
     October 20, 1999 and February 12, 2001, but subject in all respects to the terms of Article IX of the Plan, neither the terms of the Stock Options outstanding as of such dates nor the stock option agreements entered into by and between the Company and such Participant in respect of such Stock Options, shall be deemed to be amended in any way."


     IN WITNESS WHEREOF, the Board of Directors of IMCO Recycling Inc., a Delaware corporation, has caused this Amendment to the Plan to be adopted as of the date first written above and has instructed the officer indicated below to sign same for and on behalf of such corporation.


                                   IMCO RECYCLING INC.


                                   By:______________________________
                                        Paul V. Dufour
                                        Executive Vice President

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